SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




Date of report:  December 14, 2000                 Commission File No. 1-13653
(Date of earliest event reported)




                         AMERICAN FINANCIAL GROUP, INC.




Incorporated under                                                IRS Employer
the laws of Ohio                                 Identification No. 31-1544320



                             One East Fourth Street
                             Cincinnati, Ohio 45202
                              Phone: (513) 579-2121



Former name or former address, if changed since last report - not applicable.








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                         AMERICAN FINANCIAL GROUP, INC.

                                    FORM 8-K

Item 5.     Other Events.

         On December 14, 2000, American Financial Group, Inc., an Ohio corporation, entered into a Terms Agreement relating to the sale of 7,250,000 shares of common stock (plus up to an additional 1,087,500 shares of common stock to cover over-allotments) under a registration statement on Form S-3 (No. 333-81903). The Terms Agreement is included herewith as Exhibit 99.1 and incorporates by reference the provisions of the related Underwriting Agreement, which is included herewith as Exhibit 99.2. The Terms Agreement and the Underwriting Agreement are each incorporated in this Item 5 by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)    Not Applicable
         (b)    Not Applicable
         (c)    Exhibit (99) Additional Exhibits.
                99.1      Terms Agreement
                99.2      Underwriting Agreement


                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               AMERICAN FINANCIAL GROUP, INC.



December 15, 2000                              By: KARL J. GRAFE
                                                  --------------------------
                                                   Karl J. Grafe
                                                   Assistant General Counsel
                                                     & Assistant Secretary






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